EXHIBIT 10.17

                    EXECUTIVE SEVERANCE BENEFITS AGREEMENT

     THIS EXECUTIVE SEVERANCE BENEFITS AGREEMENT (this "Agreement") is entered into by and between WALKER INTERACTIVE SYSTEMS, INC., a Delaware corporation (the "Company") and PAUL LORD ("Executive"), effective August 5, 1998. This Agreement is intended to provide Executive with the compensation and benefits described herein upon the occurrence of specific events. Certain capitalized terms used in this Agreement are defined in Article 6.

     The Company and Executive hereby agree as follows:

                                   ARTICLE 1


                           EMPLOYMENT BY THE COMPANY

     1.1  The Company currently employs Executive.

     1.2 The Company and Executive wish to set forth the compensation and benefits which Executive shall be entitled to receive in the event Executive's employment with the Company is terminated under the circumstances described herein.

     1.3 The duties and obligations of the Company to Executive under this Agreement shall be in consideration for Executive's past services to the Company, Executive's continued employment with the Company and Executive's execution of the general waiver and release described in Section 3.2.

     1.4 This Agreement shall supersede any other agreement relating to Executive's severance from employment with the Company.

                                   ARTICLE 2


                              SEVERANCE BENEFITS

     2.1 SEVERANCE BENEFITS. If within TWENTY-FOUR (24) months following a Change of Control, Executive's employment terminates due to an Involuntary Termination Without Cause or a Constructive Termination, such termination of employment will be deemed a Covered Termination. A Covered Termination entitles Executive to receive the following benefits set forth in Sections 2.2 through 2.5.

     2.2 SEVERANCE PAYMENT. Executive shall receive a severance payment equal to TWELVE (12) months of Base Pay plus Bonus, subject to applicable tax withholding, payable at such time or times as the Company may elect; provided that Executive shall not receive such severance payments at a rate slower than the Company's regularly scheduled payment dates for payroll and bonus. If Executive is indebted to the Company at his or her date

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of termination, the Company reserves the right to offset any severance payment under this Agreement by the amount of such indebtedness. In no event shall payment of any severance payment be made prior to Executive's date of termination or in the absence of an effective release pursuant to Section 3.2

     2.3 ACCELERATION OF STOCK OPTION VESTING. The portion of Executive's stock options that would have vested on or before the date TWELVE (12) months from the occurrence of the Covered Termination shall accelerate and immediately become vested and exercisable. Notwithstanding the foregoing, if the Change of Control was a transaction that was accounted for as a pooling of interests for financial reporting purposes, then the unvested portion of such stock options shall not accelerate unless the Company receives reasonable assurances from the Company's independent public accountants (and from the acquiring party's independent public accountants) that in their good faith judgement such acceleration will not adversely affect the pooling of interests accounting treatment of such Change of Control transaction.

     2.4 COBRA CONTINUATION. Executive and Executive's covered dependents who are enrolled in a health or dental plan sponsored by the Company may be eligible to continue coverage under such health or dental plan (or to convert to an individual policy), at the time of the Executive's termination of employment under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"). The Company will notify the individual of any such right to continue health coverage at the time of termination. The Company will continue to pay its share of Executive's health insurance premiums until the earlier of: (i) TWELVE (12) months after the date of termination, or (ii) such time as the Executive becomes eligible to participate in another employer's health insurance plan (the "COBRA Period"); provided that Executive elects to continue coverage under COBRA and timely pays Executive's portion of the premium. No provision of this Agreement will affect the continuation coverage rules under COBRA, except that the Company's payment of any applicable insurance premiums during the COBRA Period will be credited as payment by Executive for purposes of Executive's payment required under COBRA. Therefore, the period during which Executive must elect to continue the Company's group medical or dental coverage at his or her own expense under COBRA, the length of time during which COBRA coverage will be made available to the Executive, and all other rights and obligations of Executive under COBRA (except the obligation to pay insurance premiums that the Company pays during the COBRA Period) will be applied in the same manner that such rules would apply in the absence of this Agreement.

     2.5 ACCRUED VACATION PAY. In addition to any other amount payable under this Article 2, Executive will be entitled to receive any accrued vacation pay in accordance with the Company's vacation pay policy then in effect for employees generally.

     2.6 MITIGATION. Except as otherwise specifically provided herein, Executive shall not be required to mitigate damages or the amount of any payment provided under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by
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Executive as a result of employment by another employer or by any retirement benefits received by Executive after the date of the Covered Termination, or otherwise.

                                   ARTICLE 3

                     LIMITATIONS AND CONDITIONS ON BENEFITS

     3.1 TAX CONSEQUENCES. The Company shall withhold appropriate federal, state, local (and foreign, if applicable) income and employment taxes from any payments hereunder. Executive acknowledges that he or she has been advised by the Company to consult with a tax advisor or attorney with respect to the tax consequences, if any, of these amendments to his or her stock option grants.

     3.2 EMPLOYEE AGREEMENT AND RELEASE PRIOR TO RECEIPT OF BENEFITS. Upon the occurrence of a Covered Termination, and prior to the receipt of any benefits under this Agreement on account of such Covered Termination, Executive shall execute the Employee Agreement and Release (the "Release") in the form attached hereto as Exhibit A. Such Release shall specifically relate to all of Executive's rights and claims in existence at the time of such execution and shall confirm Executive's obligations under the Company's standard form of proprietary information and inventions agreement. It is understood that Executive has twenty-one (21) calendar days to consider whether to execute such Release, and Executive may revoke such Release within seven (7) calendar days after execution. In the event Executive does not execute such Release within the twenty-one (21)-day period, or if Executive revokes such Release within the subsequent seven (7)-day period, no benefits shall be payable under this Agreement, and this Agreement shall be null and void.

                                   ARTICLE 4

                           OTHER RIGHTS AND BENEFITS

     4.1 NONEXCLUSIVITY. Nothing in this Agreement shall prevent or limit Executive's continuing or future participation in any benefit, bonus, incentive or other plans, programs, policies or practices provided by the Company and for which Executive may otherwise qualify, nor shall anything herein limit or otherwise affect such rights as Executive may have under other agreements with the Company. Except as otherwise expressly provided herein, amounts which are vested benefits or which Executive is otherwise entitled to receive under any plan, policy, practice or program of the Company at or subsequent to the date of a Covered Termination shall be payable in accordance with such plan, policy, practice or program.

     4.2  CERTAIN REDUCTIONS IN PAYMENTS.

          (a) Anything in this Agreement to the contrary notwithstanding, in the event that any payment, distribution or other benefit provided by the Company to or for the benefit of Executive (whether paid or payable or provided or to be provided pursuant to the terms of this Agreement or otherwise) (a "Payment") would (i) constitute a "parachute payment" within the meaning of
Section 280G of the Internal Revenue Code of 1986 ("the Code") and (ii) but for this

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Section 4.2, be subject to the excise tax imposed by Section 4999 of the Code
(the "Excise Tax"), then, in accordance with this Section 4.2, such Payments shall be reduced to the maximum amount that would result in no portion of the Payments being subject to the Excise Tax, but only if and to the extent that such a reduction would result in Executive's receipt of Payments that are greater than the net amount Executive would receive (after application of the Excise Tax) if no reduction is made. The amount of required reduction, if any, shall be the smallest amount so that the Executive's net proceeds with respect to the Payments (after taking into account payment of any Excise Tax and all federal, state and local income, employment or other taxes) shall be maximized. If, notwithstanding any reduction described in this Section 4.2 (or in the absence of any such reduction), the Internal Revenue Service (the "IRS") determines that a Payment is subject to the Excise Tax (or subject to a different amount of the Excise Tax than determined by the Company or the Executive), then Section 4.2(c) shall apply. If the Excise Tax is not eliminated pursuant to this Section 4.2, Executive shall pay the Excise Tax.

          (b) All determinations required to be made under this Section 4.2 shall be made by the Company's independent auditors. Such auditors shall provide detailed supporting calculations both to the Company and Executive. Any such reasonable determination by the Company's independent auditors shall be binding upon the Company and Executive. The Executive shall determine which and how much of the Payments, including without limitation any option acceleration benefits provide under this Agreement or any option ("Option Benefits"), as the case may be, shall be eliminated or reduced consistent with the requirements of this Section 4.2, provided that, if Executive does not make such determination within ten (10) business days of the receipt of the calculations made by the Company's independent auditors, the Company shall elect which and how much of the Option Benefits or other Payments, as the case may be, shall be eliminated or reduced consistent with the requirements of this Section 4.2, and then the Company shall notify Executive promptly of such election. Within five (5) business days thereafter, the Company shall pay to or distribute to or for the benefit of Executive such amounts as are then due to Executive under this Agreement.

          (c)  As a result of the uncertainty in the application of Section
280G of the Code at the time of the initial determination by the Company's independent auditors hereunder, it is possible that Option Benefits or other Payments, as the case may be, will have been made by the Company which should not have been made ("Overpayment") or that additional Option Benefits or other Payments, as the case may be, which will not have been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Company's independent auditors, based upon the assertion of a deficiency by the IRS against Executive or the Company which the Company's independent auditors believe has a high probability of success, determine that an Overpayment has been made, any such Overpayment paid or distributed by the Company to or for the benefit of Executive shall be treated for all purposes as a loan ab initio to Executive which Executive shall repay to the Company together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by Executive to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which Executive is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Company's independent auditors, based upon controlling precedent or other

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substantial authority, determine that an Underpayment has occurred, any such
Underpayment shall be promptly paid by the Company to or for the benefit of Executive together with interest at the applicable federal rate provided for in
Section 7872(f)(2) of the Code.

                                   ARTICLE 5

                          TRANSFERABILITY OF BENEFITS

     5.1 No benefit hereunder shall be subject to sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void.

                                   ARTICLE 6

                                  DEFINITIONS

     For purposes of this Agreement, the following terms are defined as follows:

     6.1 "BASE PAY" means Executive's base pay (excluding overtime, bonuses, draws, commission, and other forms of additional compensation and benefits), at the rate in effect during the last regularly scheduled payroll period immediately preceding any termination of Executive's employment.

     6.2 "BOARD" means the Board of Directors of the Company.

     6.3 "BONUS" means the average of the amount of Executive's bonus for the previous two (2) fiscal years of the Company.

     6.4 "CAUSE" means termination of Executive's employment with the Company for any of the following reasons as determined in good faith by the Board:

          (a) an intentional act which materially injures the Company;

          (b) an intentional refusal or failure to follow lawful and reasonable directions of the Board or an individual to whom Executive reports (as appropriate);

          (c) a willful and habitual neglect of duties; or

          (d) a conviction of a felony involving moral turpitude which is reasonably likely to inflict or has inflicted material injury on the Company.

     6.5 "CHANGE OF CONTROL" means that the Company (a) merges or combines with any other company or entity and the Company is not the surviving corporation, or the stockholders of the Company immediately prior to the merger or consolidation do not hold a majority of the shares of the resulting corporation; (b) sells all or substantially all its assets to any other company or entity; or (c) has forty percent (40%) or more of its stock acquired by a person and/or affiliates of such person.

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     6.6 "CONSTRUCTIVE TERMINATION" means that Executive voluntarily terminates employment after any of the following are undertaken without Executive's express written consent:

          (a) the assignment to Executive of any duties or responsibilities which result in a diminution or adverse change of Executive's position, status or circumstances of employment; provided, however, that a mere change in Executive's title or reporting relationship shall not constitute a Constructive Termination;

          (b) a reduction by the Company in Executive's Base Pay;

          (c) a relocation of Executive's business office to a location more than thirty (30) miles from the location at which Executive performs duties as of the date of this Agreement, except for required travel by Executive on the Company's business to an extent substantially consistent with Executive's business travel obligations;

          (d) any breach by the Company of any provision of this Agreement or any other material agreement between Executive and the Company concerning Executive's employment; or

          (e) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company.

     6.7 "COVERED TERMINATION" means an Involuntary Termination Without Cause or a Constructive Termination.

     6.8 "INVOLUNTARY TERMINATION WITHOUT CAUSE" means Executive's dismissal or discharge other than for Cause. The termination of Executive's employment as a result of Executive's death or disability will not be deemed to be an Involuntary Termination Without Cause.

                                   ARTICLE 7

                              GENERAL PROVISIONS

     7.1 EMPLOYMENT STATUS. This Agreement does not constitute a contract of employment or impose upon Executive any obligation to remain as an employee, or impose on the Company any obligation (i) to retain Executive as an employee,
(ii) to change the status of Executive as an at-will employee, or (iii) to change the Company's policies regarding termination of employment.

     7.2 NOTICES. Any notices provided hereunder must be in writing, and such notices or any other written communication shall be deemed effective upon the earlier of personal delivery (including personal delivery by facsimile) or the third day after mailing by first class mail, to the Company at its primary office location and to Executive at Executive's address as listed in the Company's payroll records. Any payments made by the Company to Executive

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under the terms of this Agreement shall be delivered to Executive either in person or at the address as listed in the Company's payroll records.

     7.3 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provisions had never been contained herein.

     7.4 WAIVER. If either party should waive any breach of any provisions of this Agreement, he or it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

     7.5 COMPLETE AGREEMENT. This Agreement, including Exhibit A, constitutes the entire agreement between Executive and the Company and is the complete, final, and exclusive embodiment of their agreement with regard to this subject matter, wholly superseding all written and oral agreements with respect to payments and benefits to Executive in the event of employment termination. It is entered into without reliance on any promise or representation other than those expressly contained herein.

     7.6 DURATION OF AGREEMENT. This Agreement shall terminate upon the date of Executive's termination of employment with the Company. If not sooner terminated, this Agreement shall terminate on June 30, 2000 and beginning on July 1, 2000 and on each subsequent anniversary of such date, one (1) year shall be added to the term of this Agreement, unless at least twelve (12) months prior to such date or anniversary, the Company shall have notified Executive in writing that such extension will not become effective. Notwithstanding the foregoing, this Agreement shall not terminate or expire with respect to Executive if Executive becomes entitled to receive the payments and benefits set forth in Sections 2.2 through 2.5 until Executive shall have received such payments and benefits in full.

     7.7 AMENDMENT OR TERMINATION OF AGREEMENT. Notwithstanding anything in
Section 7.6 to the contrary, this Agreement may be changed or terminated upon the mutual written consent of the Company and Executive. The written consent of the Company to a change or termination of this Agreement must be signed by an executive officer of the Company after such change or the Board has approved termination.

     7.8 COUNTERPARTS. This Agreement may be executed in separate counterparts, any one of which need not contain signatures of more than one party, but all of which taken together will constitute one and the same Agreement.

     7.9 HEADINGS. The headings of the Articles and Sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof or to affect the meaning thereof.

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     7.10 SUCCESSORS AND ASSIGNS. This Agreement is intended to bind and inure to the benefit of and be enforceable by Executive and the Company, and their respective successors, assigns, heirs, executors and administrators, except that Executive may not assign any duties hereunder and may not assign any rights hereunder without the written consent of the Company, which consent shall not be withheld unreasonably.

     7.11 CHOICE OF LAW. All questions concerning the construction, validity and interpretation of this Agreement will be governed by the law of the State of California, without regard to such state's conflict of laws rules.

     7.12 NON-PUBLICATION. The parties mutually agree not to disclose publicly the terms of this Agreement except to the extent that disclosure is mandated by applicable law or to respective advisors (e.g., attorneys, accountants).

     7.13 CONSTRUCTION OF AGREEMENT. In the event of a conflict between the text of the Agreement and any summary, description or other information regarding the Agreement, the text of the Agreement shall control.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year written above.


WALKER INTERACTIVE SYSTEMS, INC.                   [EXECUTIVE]


    /s/ Leonard Y. Liu                             /s/ Paul Lord
By: ________________________________               _____________________________

     Leonard Y. Liu
Name:_______________________________

      Chairman of the Board &
      Chief Executive Officer
Title:______________________________


Exhibit A:  Employee Agreement and Release

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                                   EXHIBIT A
                         EMPLOYEE AGREEMENT AND RELEASE


     I understand and agree completely to the terms set forth in the foregoing agreement.

     I hereby confirm my obligations under the Walker Interactive Systems, Inc.'s (the "Company") proprietary information and inventions agreement.

     In granting the release herein, I acknowledge that I understand that I am waiving the benefit of any provision of law in any jurisdiction to the following effect: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HER SETTLEMENT WITH THE DEBTOR." (California Civil Code section 1542). I hereby expressly waive and relinquish all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction with respect to the release of unknown and unsuspected claims granted in this Agreement.

     Except as otherwise set forth in this Agreement, I hereby release, acquit and forever discharge the Company, its parents and subsidiaries, and its and their respective officers, directors, agents, servants, employees, shareholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (other than any claim for indemnification I may have as a result of any third party action against me based on my employment with the Company), arising out of or in any way related to agreements, events, acts or conduct at any time prior to the date I execute this Agreement, including but not limited to: all such claims and demands directly or indirectly arising out of or in any way connected with my employment with the Company or the termination of that employment, including but not limited to, claims of intentional and negligent infliction of emotional distress, any and all tort claims for personal injury, claims or demands related to salary, bonuses, commissions, stock, stock options, or any other ownership interests in the Company, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation; claims pursuant to any federal, state or local law or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Age Discrimination in Employment Act of 1967, as amended ("ADEA"); the federal Employee Retirement Income Security Act of 1974, as amended; the federal Americans with Disabilities Act of 1990; the California Fair Employment and Housing Act, as amended; tort law; contract law; wrongful discharge; harassment; discrimination; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing; provided, however, that nothing in this paragraph shall be construed in any way to release the Company from its obligation to indemnify me pursuant to the Company's indemnification agreement.

     I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under ADEA. I also acknowledge that the consideration given for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (A) my waiver and release do not apply to any rights or claims that may arise on or after the date I execute this Agreement; (B) I have the right to consult with an attorney prior to executing this Agreement; (C) I have twenty-one (21) days to consider this Agreement (although I may choose to voluntarily execute this Agreement earlier); (D) I have seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; and (E) this Agreement shall not be effective until the date upon which the revocation period has expired, which shall be the eighth day after this Agreement is executed by me, provided that the Company has also executed this Agreement by that date (the "Effective Date").

WALKER INTERACTIVE SYSTEMS, INC.             [EXECUTIVE]

By:________________________________          _________________________________

Title:_____________________________          Date:____________________________

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EXHIBIT 10.17

                     EXECUTIVE SEVERANCE BENEFITS AGREEMENT

     THIS EXECUTIVE SEVERANCE BENEFITS AGREEMENT (this "Agreement") is entered into by and between WALKER INTERACTIVE SYSTEMS, INC., a Delaware corporation (the "Company") and SZE-LO (STEVE) TSUI ("Executive"), effective August 5, 1998. This Agreement is intended to provide Executive with the compensation and benefits described herein upon the occurrence of specific events. Certain capitalized terms used in this Agreement are defined in Article 6.

     The Company and Executive hereby agree as follows:

                                   ARTICLE 1

                           EMPLOYMENT BY THE COMPANY

     1.1  The Company currently employs Executive.

     1.2 The Company and Executive wish to set forth the compensation and benefits which Executive shall be entitled to receive in the event Executive's employment with the Company is terminated under the circumstances described herein.

     1.3 The duties and obligations of the Company to Executive under this Agreement shall be in consideration for Executive's past services to the Company, Executive's continued employment with the Company and Executive's execution of the general waiver and release described in Section 3.2.

     1.4 This Agreement shall supersede any other agreement relating to Executive's severance from employment with the Company.

                                   ARTICLE 2

                               SEVERANCE BENEFITS

     2.1 SEVERANCE BENEFITS. If within TWENTY-FOUR (24) months following a Change of Control, Executive's employment terminates due to an Involuntary Termination Without Cause or a Constructive Termination, such termination of employment will be deemed a Covered Termination. A Covered Termination entitles Executive to receive the following benefits set forth in Sections 2.2 through 2.5.

     2.2 SEVERANCE PAYMENT. Executive shall receive a severance payment equal to TWELVE (12) months of Base Pay plus Bonus, subject to applicable tax withholding, payable at such time or times as the Company may elect; provided that Executive shall not receive such severance payments at a rate slower than the Company's regularly scheduled payment dates for payroll and bonus. If Executive is indebted to the Company at his or her date

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of termination, the Company reserves the right to offset any severance payment under this Agreement by the amount of such indebtedness. In no event shall payment of any severance payment be made prior to Executive's date of termination or in the absence of an effective release pursuant to Section 3.2

     2.3 ACCELERATION OF STOCK OPTION VESTING. The portion of Executive's stock options that would have vested on or before the date TWELVE (12) months from the occurrence of the Covered Termination shall accelerate and immediately become vested and exercisable. Notwithstanding the foregoing, if the Change of Control was a transaction that was accounted for as a pooling of interests for financial reporting purposes, then the unvested portion of such stock options shall not accelerate unless the Company receives reasonable assurances from the Company's independent public accountants (and from the acquiring party's independent public accountants) that in their good faith judgement such acceleration will not adversely affect the pooling of interests accounting treatment of such Change of Control transaction.

     2.4 COBRA CONTINUATION. Executive and Executive's covered dependents who are enrolled in a health or dental plan sponsored by the Company may be eligible to continue coverage under such health or dental plan (or to convert to an individual policy), at the time of the Executive's termination of employment under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"). The Company will notify the individual of any such right to continue health coverage at the time of termination. The Company will continue to pay its share of Executive's health insurance premiums until the earlier of: (i) TWELVE (12) months after the date of termination, or (ii) such time as the Executive becomes eligible to participate in another employer's health insurance plan (the "COBRA Period"); provided that Executive elects to continue coverage under COBRA and timely pays Executive's portion of the premium. No provision of this Agreement will affect the continuation coverage rules under COBRA, except that the Company's payment of any applicable insurance premiums during the COBRA Period will be credited as payment by Executive for purposes of Executive's payment required under COBRA. Therefore, the period during which Executive must elect to continue the Company's group medical or dental coverage at his or her own expense under COBRA, the length of time during which COBRA coverage will be made available to the Executive, and all other rights and obligations of Executive under COBRA (except the obligation to pay insurance premiums that the Company pays during the COBRA Period) will be applied in the same manner that such rules would apply in the absence of this Agreement.

     2.5 ACCRUED VACATION PAY. In addition to any other amount payable under this Article 2, Executive will be entitled to receive any accrued vacation pay in accordance with the Company's vacation pay policy then in effect for employees generally.

     2.6 MITIGATION. Except as otherwise specifically provided herein, Executive shall not be required to mitigate damages or the amount of any payment provided under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by

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Executive as a result of employment by another employer or by any retirement benefits received by Executive after the date of the Covered Termination, or otherwise.

                                   ARTICLE 3

                     LIMITATIONS AND CONDITIONS ON BENEFITS

     3.1 TAX CONSEQUENCES. The Company shall withhold appropriate federal, state, local (and foreign, if applicable) income and employment taxes from any payments hereunder. Executive acknowledges that he or she has been advised by the Company to consult with a tax advisor or attorney with respect to the tax consequences, if any, of these amendments to his or her stock option grants.

     3.2 EMPLOYEE AGREEMENT AND RELEASE PRIOR TO RECEIPT OF BENEFITS. Upon the occurrence of a Covered Termination, and prior to the receipt of any benefits under this Agreement on account of such Covered Termination, Executive shall execute the Employee Agreement and Release (the "Release") in the form attached hereto as Exhibit A. Such Release shall specifically relate to all of Executive's rights and claims in existence at the time of such execution and shall confirm Executive's obligations under the Company's standard form of proprietary information and inventions agreement. It is understood that Executive has twenty-one (21) calendar days to consider whether to execute such Release, and Executive may revoke such Release within seven (7) calendar days after execution. In the event Executive does not execute such Release within the twenty-one (21)-day period, or if Executive revokes such Release within the subsequent seven (7)-day period, no benefits shall be payable under this Agreement, and this Agreement shall be null and void.

                                   ARTICLE 4

                           OTHER RIGHTS AND BENEFITS

     4.1 NONEXCLUSIVITY. Nothing in this Agreement shall prevent or limit Executive's continuing or future participation in any benefit, bonus, incentive or other plans, programs, policies or practices provided by the Company and for which Executive may otherwise qualify, nor shall anything herein limit or otherwise affect such rights as Executive may have under other agreements with the Company. Except as otherwise expressly provided herein, amounts which are vested benefits or which Executive is otherwise entitled to receive under any plan, policy, practice or program of the Company at or subsequent to the date of a Covered Termination shall be payable in accordance with such plan, policy, practice or program.

     4.2  CERTAIN REDUCTIONS IN PAYMENTS.

          (a) Anything in this Agreement to the contrary notwithstanding, in the event that any payment, distribution or other benefit provided by the Company to or for the benefit of Executive (whether paid or payable or provided or to be provided pursuant to the terms of this Agreement or otherwise) (a "Payment") would (i) constitute a "parachute payment" within the meaning of
Section 280G of the Internal Revenue Code of 1986 ("the Code") and (ii) but for this

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Section 4.2, be subject to the excise tax imposed by Section 4999 of the Code
(the "Excise Tax"), then, in accordance with this Section 4.2, such Payments shall be reduced to the maximum amount that would result in no portion of the Payments being subject to the Excise Tax, but only if and to the extent that such a reduction would result in Executive's receipt of Payments that are greater than the net amount Executive would receive (after application of the Excise Tax) if no reduction is made. The amount of required reduction, if any, shall be the smallest amount so that the Executive's net proceeds with respect to the Payments (after taking into account payment of any Excise Tax and all federal, state and local income, employment or other taxes) shall be maximized. If, notwithstanding any reduction described in this Section 4.2 (or in the absence of any such reduction), the Internal Revenue Service (the "IRS") determines that a Payment is subject to the Excise Tax (or subject to a different amount of the Excise Tax than determined by the Company or the Executive), then Section 4.2(c) shall apply. If the Excise Tax is not eliminated pursuant to this Section 4.2, Executive shall pay the Excise Tax.

          (b) All determinations required to be made under this Section 4.2 shall be made by the Company's independent auditors. Such auditors shall provide detailed supporting calculations both to the Company and Executive. Any such reasonable determination by the Company's independent auditors shall be binding upon the Company and Executive. The Executive shall determine which and how much of the Payments, including without limitation any option acceleration benefits provide under this Agreement or any option ("Option Benefits"), as the case may be, shall be eliminated or reduced consistent with the requirements of this Section 4.2, provided that, if Executive does not make such determination within ten (10) business days of the receipt of the calculations made by the Company's independent auditors, the Company shall elect which and how much of the Option Benefits or other Payments, as the case may be, shall be eliminated or reduced consistent with the requirements of this Section 4.2, and then the Company shall notify Executive promptly of such election. Within five (5) business days thereafter, the Company shall pay to or distribute to or for the benefit of Executive such amounts as are then due to Executive under this Agreement.

          (c)  As a result of the uncertainty in the application of Section
280G of the Code at the time of the initial determination by the Company's independent auditors hereunder, it is possible that Option Benefits or other Payments, as the case may be, will have been made by the Company which should not have been made ("Overpayment") or that additional Option Benefits or other Payments, as the case may be, which will not have been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Company's independent auditors, based upon the assertion of a deficiency by the IRS against Executive or the Company which the Company's independent auditors believe has a high probability of success, determine that an Overpayment has been made, any such Overpayment paid or distributed by the Company to or for the benefit of Executive shall be treated for all purposes as a loan ab initio to Executive which Executive shall repay to the Company together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by Executive to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which Executive is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Company's independent auditors, based upon controlling precedent or other

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substantial authority, determine that an Underpayment has occurred, any such
Underpayment shall be promptly paid by the Company to or for the benefit of Executive together with interest at the applicable federal rate provided for in
Section 7872(f)(2) of the Code.

                                   ARTICLE 5

                          TRANSFERABILITY OF BENEFITS

     5.1 No benefit hereunder shall be subject to sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void.

                                   ARTICLE 6

                                  DEFINITIONS

     For purposes of this Agreement, the following terms are defined as follows:

     6.1 "BASE PAY" means Executive's base pay (excluding overtime, bonuses, draws, commission, and other forms of additional compensation and benefits), at the rate in effect during the last regularly scheduled payroll period immediately preceding any termination of Executive's employment.

     6.2 "BOARD" means the Board of Directors of the Company.

     6.3 "BONUS" means the average of the amount of Executive's bonus for the previous two (2) fiscal years of the Company.

     6.4 "CAUSE" means termination of Executive's employment with the Company for any of the following reasons as determined in good faith by the Board:

          (a) an intentional act which materially injures the Company;

          (b) an intentional refusal or failure to follow lawful and reasonable directions of the Board or an individual to whom Executive reports (as appropriate);

          (c) a willful and habitual neglect of duties; or

          (d) a conviction of a felony involving moral turpitude which is reasonably likely to inflict or has inflicted material injury on the Company.

     6.5 "CHANGE OF CONTROL" means that the Company (a) merges or combines with any other company or entity and the Company is not the surviving corporation, or the stockholders of the Company immediately prior to the merger or consolidation do not hold a majority of the shares of the resulting corporation; (b) sells all or substantially all its assets to any other company or entity; or (c) has forty percent (40%) or more of its stock acquired by a person and/or affiliates of such person.


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     6.6  "CONSTRUCTIVE TERMINATION" means that Executive voluntarily terminates employment after any of the following are undertaken without Executive's express written consent:

          (a) the assignment to Executive of any duties or responsibilities which result in a diminution or adverse change of Executive's position, status or circumstances of employment; provided, however, that a mere change in Executive's title or reporting relationship shall not constitute a Constructive Termination;

          (b) a reduction by the Company in Executive's Base Pay;

          (c) a relocation of Executive's business office to a location more than thirty (30) miles from the location at which Executive performs duties as of the date of this Agreement, except for required travel by Executive on the Company's business to an extent substantially consistent with Executive's business travel obligations;

          (d) any breach by the Company of any provision of this Agreement or any other material agreement between Executive and the Company concerning Executive's employment; or

          (e) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company.

     6.7 "COVERED TERMINATION" means an Involuntary Termination Without Cause or a Constructive Termination.

     6.8 "INVOLUNTARY TERMINATION WITHOUT CAUSE" means Executive's dismissal or discharge other than for Cause. The termination of Executive's employment as a result of Executive's death or disability will not be deemed to be an Involuntary Termination Without Cause.

                                   ARTICLE 7

                               GENERAL PROVISIONS

     7.1 EMPLOYMENT STATUS. This Agreement does not constitute a contract of employment or impose upon Executive any obligation to remain as an employee, or impose on the Company any obligation (i) to retain Executive as an employee,
(ii) to change the status of Executive as an at-will employee, or (iii) to change the Company's policies regarding termination of employment.

     7.2 NOTICES. Any notices provided hereunder must be in writing, and such notices or any other written communication shall be deemed effective upon the earlier of personal delivery (including personal delivery by facsimile) or the third day after mailing by first class mail, to the Company at its primary office location and to Executive at Executive's address as listed in the Company's payroll records. Any payments made by the Company to Executive

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under the terms of this Agreement shall be delivered to Executive either in person or at the address as listed in the Company's payroll records.

     7.3 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provisions had never been contained herein.

     7.4 WAIVER. If either party should waive any breach of any provisions of this Agreement, he or it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

     7.5 COMPLETE AGREEMENT. This Agreement, including Exhibit A, constitutes the entire agreement between Executive and the Company and is the complete, final, and exclusive embodiment of their agreement with regard to this subject matter, wholly superseding all written and oral agreements with respect to payments and benefits to Executive in the event of employment termination. It is entered into without reliance on any promise or representation other than those expressly contained herein.

     7.6 DURATION OF AGREEMENT. This Agreement shall terminate upon the date of Executive's termination of employment with the Company. If not sooner terminated, this Agreement shall terminate on June 30, 2000 and beginning on July 1, 2000 and on each subsequent anniversary of such date, one (1) year shall be added to the term of this Agreement, unless at least twelve (12) months prior to such date or anniversary, the Company shall have notified Executive in writing that such extension will not become effective. Notwithstanding the foregoing, this Agreement shall not terminate or expire with respect to Executive if Executive becomes entitled to receive the payments and benefits set forth in Sections 2.2 through 2.5 until Executive shall have received such payments and benefits in full.

     7.7  AMENDMENT OR TERMINATION OF AGREEMENT. Notwithstanding anything in
Section 7.6 to the contrary, this Agreement may be changed or terminated upon the mutual written consent of the Company and Executive. The written consent of the Company to a change or termination of this Agreement must be signed by an executive officer of the Company after such change or the Board has approved termination.

     7.8 COUNTERPARTS. This Agreement may be executed in separate counterparts, any one of which need not contain signatures of more than one party, but all of which taken together will constitute one and the same Agreement.

     7.9 HEADINGS. The headings of the Articles and Sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof or to affect the meaning thereof.

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     7.10 SUCCESSORS AND ASSIGNS. This Agreement is intended to bind and inure to the benefit of and be enforceable by Executive and the Company, and their respective successors, assigns, heirs, executors and administrators, except that Executive may not assign any duties hereunder and may not assign any rights hereunder without the written consent of the Company, which consent shall not be withheld unreasonably.

     7.11 CHOICE OF LAW. All questions concerning the construction, validity and interpretation of this Agreement will be governed by the law of the State of California, without regard to such state's conflict of laws rules.

     7.12 NON-PUBLICATION. The parties mutually agree not to disclose publicly the terms of this Agreement except to the extent that disclosure is mandated by applicable law or to respective advisors (e.g., attorneys, accountants).

     7.13 CONSTRUCTION OF AGREEMENT. In the event of a conflict between the text of the Agreement and any summary, description or other information regarding the Agreement, the text of the Agreement shall control.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year written above.


WALKER INTERACTIVE SYSTEMS, INC.                   [EXECUTIVE]


    /s/ Leonard Y. Liu                             /s/ Sze-Lo (Steve) Tsui
By: ________________________________               _____________________________

     Leonard Y. Liu
Name:_______________________________

      Chairman of the Board &
      Chief Executive Officer
Title:______________________________


Exhibit A:  Employee Agreement and Release


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

                                   EXHIBIT A
                         EMPLOYEE AGREEMENT AND RELEASE


     I understand and agree completely to the terms set forth in the foregoing agreement.

     I hereby confirm my obligations under the Walker Interactive Systems, Inc.'s (the "Company") proprietary information and inventions agreement.

     In granting the release herein, I acknowledge that I understand that I am waiving the benefit of any provision of law in any jurisdiction to the following effect: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HER SETTLEMENT WITH THE DEBTOR." (California Civil Code section 1542). I hereby expressly waive and relinquish all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction with respect to the release of unknown and unsuspected claims granted in this Agreement.

     Except as otherwise set forth in this Agreement, I hereby release, acquit and forever discharge the Company, its parents and subsidiaries, and its and their respective officers, directors, agents, servants, employees, shareholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (other than any claim for indemnification I may have as a result of any third party action against me based on my employment with the Company), arising out of or in any way related to agreements, events, acts or conduct at any time prior to the date I execute this Agreement, including but not limited to: all such claims and demands directly or indirectly arising out of or in any way connected with my employment with the Company or the termination of that employment, including but not limited to, claims of intentional and negligent infliction of emotional distress, any and all tort claims for personal injury, claims or demands related to salary, bonuses, commissions, stock, stock options, or any other ownership interests in the Company, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation; claims pursuant to any federal, state or local law or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Age Discrimination in Employment Act of 1967, as amended ("ADEA"); the federal Employee Retirement Income Security Act of 1974, as amended; the federal Americans with Disabilities Act of 1990; the California Fair Employment and Housing Act, as amended; tort law; contract law; wrongful discharge; harassment; discrimination; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing; provided, however, that nothing in this paragraph shall be construed in any way to release the Company from its obligation to indemnify me pursuant to the Company's indemnification agreement.

     I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under ADEA. I also acknowledge that the consideration given for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (A) my waiver and release do not apply to any rights or claims that may arise on or after the date I execute this Agreement; (B) I have the right to consult with an attorney prior to executing this Agreement; (C) I have twenty-one (21) days to consider this Agreement (although I may choose to voluntarily execute this Agreement earlier); (D) I have seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; and (E) this Agreement shall not be effective until the date upon which the revocation period has expired, which shall be the eighth day after this Agreement is executed by me, provided that the Company has also executed this Agreement by that date (the "Effective Date").

WALKER INTERACTIVE SYSTEMS, INC.                  [EXECUTIVE]

By:___________________________________            ______________________________

Title:________________________________            Date:_________________________

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